UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.   20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 18, 2005

VULCAN INTERNATIONAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware

   1-10219

     31-0810265

    (State or other jurisdiction of

(Commission

  (I.R.S. Employer

    incorporation or organization)

File Number)

Identification Number)

300 Delaware Avenue,  Suite 1704,  Wilmington, Delaware   19801

(Address of principal executive offices, including Zip Code)

(302) 427-5804

(Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Item 2.02.

Results of Operations and Financial Condition

On July 18, 2005, Vulcan International Corporation issued an earnings release announcing its financial results for the second quarter ended June 30, 2005.  A copy of the earnings release is attached to this report as Exhibit 99.1 and is furnished under this Item 2.02.

Item 7.01.

Regulation FD Disclosure

On July 18, 2005, Vulcan International Corporation issued an earnings release announcing its financial results for the second quarter ended June 30, 2005.  A copy of the earnings release is attached to this report as Exhibit 99.1 and is furnished under this Item 7.01.

Item 9.01.

Financial Statements and Exhibits

(c)   Exhibits

Exhibit No.

Description

99.1

Press release dated July 18, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VULCAN INTERNATIONAL CORPORATION

Date:  July 18, 2005

By:  /s/ Vernon E. Bachman,

Vernon E. Bachman

Vice President, Secretary and Treasurer